                                                                    EXHIBIT 4(e)

================================================================================






                         SEARS ROEBUCK ACCEPTANCE CORP.

                                       AND

                           BNY MIDWEST TRUST COMPANY,

                                     TRUSTEE




                              --------------------

                                    INDENTURE
                          DATED AS OF OCTOBER 1, 2002

                              --------------------





================================================================================

                         SEARS ROEBUCK ACCEPTANCE CORP.

                                    INDENTURE

                          DATED AS OF OCTOBER 1, 2002


                              --------------------


                               TABLE OF CONTENTS*



                                                                                 PAGE
                                                                                 ----

PARTIES ...................................................................          1

RECITALS ..................................................................          1

                                            ARTICLE I
                                  DEFINITIONS OF CERTAIN TERMS
   Section 1.1.    Definitions ............................................        I-1
                   Affiliate ..............................................        I-1
                   Authenticating Agent....................................        I-1
                   Board...................................................        I-1
                   Business Day............................................        I-1
                   Certified Resolution....................................        I-1
                   Commission..............................................        I-1
                   Company.................................................        I-1
                   Currency................................................        I-1
                   Defaulted Interest......................................        I-1
                   Depository..............................................        I-2
                   Dollar..................................................        I-2
                   Eligible Obligations....................................        I-2
                   Euro ...................................................        I-2
                   Fixed Charge Coverage and Ownership Agreement...........        I-2
                   Fixed Charge Coverage Ratio ............................        I-2
                   Foreign Currency........................................        I-2
                   Global Security.........................................        I-3
                   Holder .................................................        I-3
                   Indenture...............................................        I-3
                   Interest................................................        I-3
                   Interest Payment Date...................................        I-3
                   Market Exchange Rate....................................        I-3
                   Maturity ...............................................        I-3
                   Officers' Certificate...................................        I-3
                   Opinion of Counsel. ....................................        I-4
                   Original Issue Discount Security........................        I-4
                   Outstanding ............................................        I-4
                   Person..................................................        I-4
                   Redemption Date.........................................        I-4
                   Redemption Price........................................        I-4
                   Regular Record Date.....................................        I-5
                   Responsible Officer.....................................        I-5
                   Sears...................................................        I-5
                   Securities..............................................        I-5
                   Security Register ......................................        I-5
                   Special Record Date ....................................        I-5

----------

      * This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                   Stated Maturity ........................................        I-5
                   Subsidiary; Voting Stock................................        I-5
                   Trustee.................................................        I-5
                   U.S. Government Obligations ............................        I-6
   SECTION 1.2.    Trust Indenture Act definitions controlling.............        I-6

                                           ARTICLE II
                                         THE SECURITIES
   SECTION 2.1.    Amount Unlimited; Issuable in Series; Forms Generally;
                        Form of Trustee's Certificate of Authentication....       II-1
   SECTION 2.2.    Denominations...........................................       II-3
   SECTION 2.3.    Execution, Authentication, Delivery and Dating .........       II-3
   SECTION 2.4.    Temporary Securities ...................................       II-4
   SECTION 2.5.    Registration, Registration of Transfer and Exchange. ...       II-4
   SECTION 2.6.    Mutilated, Destroyed, Lost and Stolen Securities .......       II-5
   SECTION 2.7.    Payment of Interest; Interest Rights Preserved..........       II-6
   SECTION 2.8.    Persons Deemed Owners ..................................       II-7
   SECTION 2.9.    Cancellation............................................       II-7
   SECTION 2.10.   Securities Issuable as a Global Security ...............       II-7
   SECTION 2.11.   Currency of Payments in Respect of Securities ..........       II-8
   SECTION 2.12.   Availability of Currency of Payment in Respect of
                        Securities ........................................       II-8

                                           ARTICLE III
                                    COVENANTS OF THE COMPANY
   SECTION 3.1.    Payment of principal and interest ......................      III-1
   SECTION 3.2.    Maintenance of office or agency for notices and demands       III-1
   SECTION 3.3.    File certain reports and information with the Trustee
                        and the Securities And Exchange Commission ........      III-1
                   Transmit to Holders summaries of certain documents filed
                        with the Trustee ..................................      III-2
                   Furnish list of Holders to the Trustee..................      III-2
   SECTION 3.4.    File statement by officers annually with the Trustee....      III-2
   SECTION 3.5.    Duties of paying agent..................................      III-2
   SECTION 3.6.    Certain restrictions....................................      III-3

                                           ARTICLE IV
                                    REDEMPTION OF SECURITIES
   SECTION 4.1.    Applicability of Article................................       IV-1
   SECTION 4.2.    Election to Redeem; Notice to Trustee...................       IV-1
   SECTION 4.3.    Selection by Trustee of Securities to Be Redeemed.......       IV-1
   SECTION 4.4.    Notice of Redemption....................................       IV-1
   SECTION 4.5.    Deposit of Redemption Price.............................       IV-2
   SECTION 4.6.    Securities Payable on Redemption Date...................       IV-2
   SECTION 4.7.    Securities Redeemed in Part.............................       IV-2

                                            ARTICLE V
                                          SINKING FUNDS
   SECTION 5.1.    Applicability of Article................................        V-1
   SECTION 5.2.    Satisfaction of Sinking Fund Payments with Securities...        V-1
   SECTION 5.3.    Redemption of Securities for Sinking Fund...............        V-1

                                           ARTICLE VI
                                      REMEDIES UPON DEFAULT
   SECTION 6.1.    Defaults defined -- acceleration of maturity upon
                        default -- waiver of default.......................       VI-1

   SECTION 6.2.    Covenant of Company to pay to Trustee whole amount due
                        on default in payment of principal or interest --
                        Trustee may recover judgment for whole amount due
                        -- application of moneys received by the Trustee...       VI-3
   SECTION 6.3.    Trustee may enforce rights of action without possession
                        of Securities......................................       VI-4
   SECTION 6.4.    Delays or omissions not to impair any rights or powers
                        accruing upon default..............................       VI-4
   SECTION 6.5.    In event of default Trustee may protect and enforce its
                        rights by appropriate proceedings -- holders of a
                        majority in principal amount of Securities of a
                        particular series may waive default................       VI-5
   SECTION 6.6.    Holders of a majority in principal amount of Securities
                        of a particular series may direct exercise of
                        remedies...........................................       VI-5
   SECTION 6.7.    Limitation on suits by Holders..........................       VI-5
   SECTION 6.8.    No Securities owned or held by or for the account of the
                        Company to be deemed outstanding for purpose of
                        payment or distribution............................       VI-6
   SECTION 6.9.    Company and Trustee restored to former position on
                        discontinuance or abandonment of proceedings.......       VI-6

                                           ARTICLE VII
                                     CONCERNING THE HOLDERS
   SECTION 7.1.    Evidence of action by Holders...........................      VII-1
   SECTION 7.2.    Proof of execution of instruments and holding of
                        Securities.........................................      VII-1
   SECTION 7.3.    Who may be deemed owners of Securities..................      VII-2
   SECTION 7.4.    Securities owned by Company or its affiliates
                        disregarded for certain purposes...................      VII-2
   SECTION 7.5.    Action by Holders binds future Holders..................      VII-2

                                          ARTICLE VIII
                            IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                                     OFFICERS AND DIRECTORS
   SECTION 8.1.    No recourse against incorporators or others.............     VIII-l

                                   ARTICLE IX
                          MERGER, CONSOLIDATION OR SALE
   SECTION 9.1.    Merger, consolidation, sale or conveyance of property
                        not prohibited except under certain conditions --
                        execution of supplemental indenture ...............       IX-1
   SECTION 9.2.    Rights and duties of successor corporation..............       IX-1
                   Issuance of Securities by successor corporation.........       IX-1
   SECTION 9.3.    Opinion of Counsel to Trustee...........................       IX-1

                                    ARTICLE X
                             CONCERNING THE TRUSTEE
   SECTION 10.1.   Acceptance of Trust ....................................        X-l
                   Trustee not relieved from liability for negligence or
                        misconduct.........................................        X-l
                   Trustee not responsible for validity or execution of
                        Indenture or of Securities or for recitals in
                        Indenture or Securities............................        X-l
                   Trustee may rely upon documents believed genuine -- may
                        consult with counsel -- may accept officers'
                        certificates -- may require indemnity -- not to be
                        liable for action taken in good faith..............        X-2
                   Prior to default and after curing of defaults Trustee
                        not bound to investigate unless requested by
                        Holders of majority in principal amount of
                        Securities of a series -- may require
                        indemnification....................................        X-2
                   Trustee may execute trusts or powers directly or by
                        attorneys..........................................        X-3
   SECTION 10.2.   Trustee to be entitled to compensation -- Trustee not to
                        be accountable for

                        application of proceeds -- moneys held by Trustee
                        to be trust funds..................................        X-3
   SECTION 10.3.   Trustee to give Holders notice of default...............        X-3
   SECTION 10.4.   Trustee acquiring conflicting interest must eliminate it
                        or resign; Definition of conflicting interest;
                        Definition of certain terms........................        X-3
                   Calculation of percentages of securities................        X-7
   SECTION 10.5.   Eligibility of Trustee..................................        X-8
   SECTION 10.6.   Resignation or removal of Trustee.......................        X-9
   SECTION 10.7.   Acceptance by successor Trustee.........................        X-9
   SECTION 10.8.   Successor to Trustee by merger or consolidation.........        X-10
   SECTION 10.9.   Limitations on right of Trustee as a creditor to obtain
                        payment of certain claims..........................       X-10
   SECTION 10.10.  Trustee to make annual report to Holders................       X-14
                   Trustee to make other reports to Holders................       X-14
                   Holders to whom reports to be transmitted...............       X-15
   SECTION 10.11.  Preservation of information by Trustee..................       X-15
                   Trustee to give certain information to Holders upon
                        application........................................       X-15
   SECTION 10.12.  Trustee or an Authenticating Agent may hold Securities
                        and otherwise deal with Company....................       X-16
   SECTION 10.13.  Trustee may comply with any rule, regulation or order of
                        the Securities and Exchange Commission.............       X-16
   SECTION 10.14.  Authenticating Agent....................................       X-16

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES
   SECTION 11.1.   Purposes for which supplemental indentures may be
                        entered into without consent of Holders............       XI-1
   SECTION 11.2.   Modification of Indenture with consent of Holders of a
                        majority in principal amount of Securities of any
                        series.............................................       XI-2
   SECTION 11.3.   Effect of supplemental indentures.......................       XI-2
   SECTION 11.4.   Securities may bear notation of changes.................       XI-3
   SECTION 11.5.   Trustee may rely upon Opinion of Counsel................       XI-3
   SECTION 11.6.   Instruments of further assurance........................       XI-3

                                   ARTICLE XII
                               MEETINGS OF HOLDERS
   SECTION 12.1.   Purposes for which meetings may be called...............      XII-1
   SECTION 12.2.   Manner of calling meetings..............................      XII-1
   SECTION 12.3.   Call of meetings by Company or Holders..................      XII-1
   SECTION 12.4.   Who may attend and vote at meetings.....................      XII-2
   SECTION 12.5.   Regulations may be made by Trustee -- conduct of the
                        meeting -- voting rights -- adjournment............      XII-2
   SECTION 12.6.   Manner of voting at meetings and record to be kept......      XII-3
   SECTION 12.7.   Exercise of rights of Trustee or Holders may not be
                        hindered or delayed by call of meeting of Holders..      XII-3

                                  ARTICLE XIII
                     SATISFACTION AND DISCHARGE OF INDENTURE
                             OR CERTAIN OBLIGATIONS
   SECTION 13.1.   Satisfaction and discharge of Indenture.................     XIII-1
   SECTION 13.2.   Deposits for payment or redemption of Securities to be
                        held in trust......................................     XIII-1
   SECTION 13.3.   Repayment of moneys held by Trustee; Repayment of moneys
                        held by paying agent...............................     XIII-2
   SECTION 13.4.   Defeasance of Securities of any series..................     XIII-2
   SECTION 13.5.   Application of Trust Money..............................     XIII-4

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS
   SECTION 14.1.   Rights under Indenture limited to the parties and
                        Holders of Securities..............................      XIV-1
   SECTION 14.2.   Certificate of independent accountants conclusive.......      XIV-1
   SECTION 14 3    Remaining provisions not affected by invalidity of any
                        other provisions-required provisions of Trust
                        Indenture Act of 1939, as amended, to control......      XIV-1
   SECTION 14.4    Company released from Indenture requirements if entitled
                        to have Indenture cancelled........................      XIV-1
   SECTION 14.5.   Date of execution.......................................      XIV-1
   SECTION 14.6.   Officers' certificates and Opinions of Counsel to be
                        furnished Trustee..................................      XIV-1
   SECTION 14.7.   Payments and deposits due other than on a Business Day..      XIV-2
   SECTION 14.8.   Presentation of notices and demands.....................      XIV-2
   SECTION 14.9.   Successors and assigns bound by Indenture...............      XIV-3
   SECTION 14.10.  Descriptive headings for convenience only...............      XIV-3
   SECTION 14.11.  Indenture may be executed in counterparts...............      XIV-3
   SECTION 14.12.  Controlling law.........................................      XIV-3
   TESTIMONIUM
   SIGNATURES AND SEALS
   ACKNOWLEDGMENTS

                         SEARS ROEBUCK ACCEPTANCE CORP.

                    RECONCILIATION AND TIE BETWEEN INDENTURE

                          DATED AS OF OCTOBER 1, 2002

                                       AND

                     TRUST INDENTURE ACT OF 1939, AS AMENDED




     TRUST INDENTURE ACT SECTION                 INDENTURE SECTION
               310(a)(1)                               10.5
                 (a)(2)                                10.5
                 (a)(3)                           Not applicable
                 (a)(4)                           Not applicable
                 (a)(5)                                10.5
                 (b)                                 10.4,10.5
                 (c)                              Not applicable
               311(a)                              10.9 (a), (c)
                 (b)                                 10.9 (b)
                 (c)                              Not applicable
               312(a)                              3.3(d), 10.11
                 (b)                                   10.11
                 (c)                                   10.11
               313(a)                                10.10 (a)
                 (b)(1)                           Not applicable
                 (b)(2)                              10.10 (b)
                 (c)                                 10.10 (c)
                 (d)                                 10.10 (c)
               314(a)(1)                              3.3 (a)
                 (a)(2)                               3.3 (b)
                 (a)(3)                               3.3 (c)
                 (a)(4)                                 3.4
                 (b)                              Not applicable
                 (c)                                   14.6
                 (d)                              Not applicable
                 (e)                                   14.6
                 (f)                               Not required
               315(a)(l)                           10.1 (a), (b)
                 (a)(2)                         10.1 (a), (b), (d)
                 (b)                                   10.3
                 (c)                                 10.1 (a)
                 (d)                               10.1 (a), (b)
                 (e)                                    6.7
               316(a)(1A)                               6.6
                 (a)(1B)                                6.5
                 (a)(2)                            Not required
                 (b)                                    6.7
                 (c)                                    7.1
               317(a)(1)                                6.2
                 (a)(2)                                 6.2
                 (b)                                    3.5
               318(a)                                  14.3

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

      INDENTURE, dated as of the 1st day of October 2002, between SEARS ROEBUCK ACCEPTANCE CORP. (hereinafter called the "Company"), a corporation organized and existing under the laws of the State of Delaware, and BNY MIDWEST TRUST COMPANY (hereinafter called the "Trustee"), an Illinois trust company, as Trustee:

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE I

                          DEFINITIONS OF CERTAIN TERMS

      SECTION 1.1. Unless the context otherwise requires, the terms defined in this Article I shall for all purposes of this Indenture and of any indenture supplemental hereto have the meaning herein specified, the following definitions to be equally applicable to both the singular and plural forms of any of the terms herein defined:

Affiliate

      An "Affiliate" of a specified Person shall mean another Person directly or indirectly controlling or controlled by or under direct or indirect common control with such first Person.

Authenticating Agent

      The term "Authenticating Agent" shall mean any Authenticating Agent appointed by the Trustee pursuant to Section 10.14.

Board

      The term "Board" or "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

Business Day

      The term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday for banking institutions in any of the City of Wilmington, the City of Chicago, The City of New York or the city in which the principal corporate trust office of the Trustee is located.

Certified Resolution

      The term "Certified Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

Commission

      The term "Commission" shall mean the Securities and Exchange Commission.

Company

      The term "Company" shall mean Sears Roebuck Acceptance Corp. and, subject to the provisions of Article IX, shall also include its successors and assigns.

Currency

      The term "Currency" shall mean Dollars or Foreign Currency.

Defaulted Interest

      The term "Defaulted Interest" shall have the meaning specified in Section 2.7.

Depository

      The term "Depository" shall mean, with respect to Securities of any series for which the Company shall determine that such Securities will be issued in whole or in part as one or more Global Securities, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.1 or 2.10.

Dollar

      The term "Dollar" shall mean the currency issued by the government of the United States.

Eligible Obligations

      The term "Eligible Obligations" shall mean obligations as a result of the deposit of which (along with the simultaneous deposit, if any, of money or U.S. Government Obligations or both) the relevant series of Securities will be rated in the highest generic long term debt rating category assigned by one or more nationally recognized rating agencies to debt with respect to which the issuer thereof has been released from its obligations to the same extent that the Company has been released from its obligations under this Indenture pursuant to
Section 13.4 hereof.

Euro

      The term "Euro" shall mean the lawful currency of the member states of the European Economic and Monetary Union, pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union.

Fixed Charge Coverage and Ownership Agreement

      The term "Fixed Charge Coverage and Ownership Agreement" shall mean the letter agreement between the Company and Sears dated September 24, 2002.

Fixed Charge Coverage Ratio

      The term "Fixed Charge Coverage Ratio" shall mean, for any period, the Company's ratio of earnings to fixed charges, determined for such period in accordance with Item 503(d) of Regulation S-K promulgated by the Commission, as in effect on the date hereof.

Foreign Currency

      The term "Foreign Currency" shall mean either (i) a currency issued by the government of any country other than the United States, including the Euro, or
(ii) any composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

Global Security

      The term "Global Security" shall mean, with respect to any series of Securities, a Security executed by the Company and authenticated and held by the Trustee as agent for the Depository or delivered pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company order, which (i) shall be registered in the name of the Depository or its nominee and (ii) shall constitute, and shall be denominated in an amount equal to the aggregate principal amount of, all or part of the Outstanding Securities of such series.

Holder

      The terms "Holder", "Holder of Securities" or other similar terms, shall mean the person in whose name a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms hereof, and the word "majority", used in connection with the terms "Holder", "Holder of Securities", or other similar terms, shall signify the "majority in principal amount" whether or not so expressed.

Indenture

      The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the terms of particular series of Securities established as contemplated by Section 2.1.

Interest

      The term "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

Interest Payment Date

      The term "Interest Payment Date", when used with respect to any Security, shall mean the Stated Maturity of any installment of interest on the Security.

Market Exchange Rate

      The "Market Exchange Rate" on a given date for a given foreign currency shall mean the noon buying rate in New York City for cable transfers in such currency as certified for customs purposes by the Federal Reserve Bank of New York on such date.

Maturity

      The term "Maturity", when used with respect to any Security, shall mean the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Officers' Certificate

      The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President and by the Vice President,

Finance, Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company.

Opinion of Counsel

      The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel (who may be counsel to the Company) acceptable to the Trustee.

Original Issue Discount Security

      The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 6.1.

Outstanding

       The term "outstanding" or "principal amount outstanding", when used with respect to the Securities, shall not, except as otherwise provided herein, include (i) Securities held by the Company or any Affiliate of the Company in its treasury, or (ii) Securities for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee, provided that if such Securities are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been duly given or provision satisfactory to the Trustee shall have been made for giving such notice, or
(iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.3, or
(iv) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation. The term "outstanding" or "principal amount outstanding", when used with respect to indebtedness other than the Securities, shall not include any such indebtedness held by the Company in its treasury or for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust or set aside and segregated in trust by the Company, provided that, if such other indebtedness is to be redeemed prior to the maturity thereof, any notice of such redemption required by the terms thereof shall have been duly given or provision satisfactory to the trustee shall have been made for giving such notice.

Person

      The term "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Redemption Date

      The term "Redemption Date", when used with respect to any Security to be redeemed, shall mean the date fixed for such redemption by or pursuant to this Indenture.

Redemption Price

      The term "Redemption Price" shall mean the amount payable for the redemption of any Security on the Redemption Date, and shall always include interest accrued and unpaid to the Redemption Date, unless otherwise specifically provided.

Regular Record Date

      The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series shall mean the date specified for that purpose as contemplated by Section 2.1.

Responsible Officer

      The term "Responsible Officer", when used with respect to the Trustee, shall mean the chairman of the board of directors, the president, every vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, every trust officer, every assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Sears

      The term "Sears" shall mean Sears, Roebuck and Co.

Securities

      The term "Securities" shall mean any Securities authenticated and delivered under this Indenture.

Security Register

      The term "Security Register" shall have the meaning specified in Section 2.5.

Special Record Date

      The term "Special Record Date" for the payment of any Defaulted Interest shall mean a date fixed by the Trustee pursuant to Section 2.7.

Stated Maturity

      The term "Stated Maturity", when used with respect to any Security or any installment of interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

Subsidiary; Voting Stock

      The term "Subsidiary" shall mean any corporation of which shares of Voting Stock entitled to elect a majority of the directors are at the time owned directly or indirectly by the Company and its other Subsidiaries. The term "Voting Stock" shall mean outstanding shares of stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or some other default.

Trustee

      The term "Trustee" shall mean the party named as such above until a successor becomes such pursuant hereto and thereafter shall mean or include each party who is then a trustee hereunder, and if at any time there is more than one such party, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series. If Trustees with respect to different series of Securities are trustees hereunder, nothing herein shall constitute the Trustees as co-trustees of the same trust, and each Trustee shall be the trustee of a trust separate and apart from any trust administered by any other Trustee with respect to a different series of Securities.

U.S. Government Obligations

      The term "U.S. Government Obligations" shall mean securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligations held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of interest on or principal of the U.S. Government Obligations evidenced by such depository receipt.

      SECTION 1.2. All terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act of 1939, as amended, and the Securities Act of 1933, as amended, as they were respectively in force at the date of this Indenture.

                                   ARTICLE II

                                 THE SECURITIES

      SECTION 2.1. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.4, 2.5, 2.6, 4.7 or 11.4);

         (3) the date or dates on which the principal of the Securities of the series is payable;

         (4) the rate or rates (which may be fixed or variable) per annum at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the date or dates on which payment of such interest shall commence, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

         (5) if other than as set forth in Section 3.2, the place or places where the principal of (and premium, if any, on) and interest, if any, on Securities of the series shall be payable;

         (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option, or as an obligation, of the Company;

         (7) the obligation or right, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation or right;

         (8) the terms, if applicable, of conversion or exchange for other securities, at the option of the Company or the Holder, of Securities of the series;

         (9) any subordination provisions;

         (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

         (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.1;

         (12) the terms of any warrants attached to the Securities of the series;

         (13) the currency or currencies, including composite currencies, in which the Securities may be purchased and in which principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable (if other than Dollars);

         (14) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

         (15) provisions, if any, for the defeasance of Securities of a particular series (including provisions permitting defeasance of less than all Securities of a particular series), which provisions may be in addition to, in substitution for, in subtraction from, or in modification of (or any combination of the foregoing) the provisions of Article Thirteen;

         (16) whether the Securities of the series are issuable in whole or in part as one or more Global Securities and, in such case, the identity of the Depository for such Global Security or Securities; and

         (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture but which may modify or delete any such provision of this Indenture insofar as it applies to such series; provided that no term thereof shall be modified or deleted if imposed by operation of subsection (c) of Section 318 of the Trust Indenture Act of 1939, as amended, and provided further that any modification or deletion of the rights, duties or immunities of the Trustee shall have been consented to in writing by the Trustee).

If any of the foregoing terms are not available at the time such resolutions are adopted, or such Officers' Certificate or any supplemental indenture is executed, such resolutions, Officers' Certificate or supplemental indenture may reference the document or documents to be created in which such terms will be set forth prior to the issuance of such Securities.

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to a resolution of the Board, a copy of an appropriate record of such action shall be included in the Officers' Certificate setting forth the terms of the series.

      (b) The Securities of each series shall be in substantially the form as shall be established by or pursuant to a resolution of the Board or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      (c) The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

      This is one of the Securities of the series referred to in the within-mentioned Indenture.



                                                      as Trustee



                                            By ______________________________

                                                    Authorized Officer



      SECTION 2.2. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 2.1. In the absence of any contrary provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

      SECTION 2.3. The Securities shall be executed on behalf of the Company by any two of its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company signed by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents for the authentication and delivery of such Securities, and the Trustee in accordance with such order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more resolutions of the Board as permitted by Section 2.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 10.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) if the form and terms of such Securities have been established by or pursuant to a resolution of the Board as permitted by Section 2.1, that such form and terms have been established in conformity with the provisions of this Indenture; and

            (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company in accordance with their terms, subject to insolvency, bankruptcy, reorganization and other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

      The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or responsible officers shall determine
(i) that such action would expose the Trustee to liability to existing Holders, or (ii) in the case of Securities designated pursuant to one or more resolutions of the Board as permitted by Section 2.1, that such action would affect the Trustees' own rights, duties or immunities under this Indenture or otherwise.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

      SECTION 2.4. Pending the preparation of definitive Securities of any series, the Company may execute, and upon a written order of the Company signed by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, without charge to the Holder, upon surrender of the temporary Securities of such series at the office or agency of the Company for that series to be maintained in accordance with the provisions of Section 3.2. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

      SECTION 2.5. The Company shall keep or cause to be kept a register for each series of Securities issued hereunder (herein called a "Security Register") at any office or agency of the Company to be maintained in accordance with the provisions of Section 3.2 in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or capable of being converted into written form within a reasonable time. Unless otherwise specifically designated by the Company in a written notice to the Trustee, the Security Register shall be maintained at the principal corporate trust office of the Trustee.

      Upon surrender for registration of transfer of any Security of any series at the office or agency for that series to be maintained in accordance with the provisions of Section 3.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity and bearing a number not contemporaneously outstanding.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity and bearing a number not contemporaneously outstanding upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 2.4, 4.7 or 11.4, not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 4.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security theretofore designated for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      SECTION 2.6. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a Security of the same series and principal amount and Stated Maturity and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a Security of the same series and principal amount and Stated Maturity and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a Security in substitution of such Security, pay such Security, provided the conditions set forth in the next preceding paragraph are satisfied.

      Upon the issuance of any Security pursuant to this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses, including counsel fees, of the Company and the

Trustee, any Authenticating Agent, and any paying agent or Security registrar connected therewith and in addition a further sum not exceeding two dollars for each Security so issued in substitution.

      Every Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities.

      SECTION 2.7. Each installment of interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid only to or upon the written order of the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: (a) the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment which shall be at least 20 days from the date of such notice, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided; (b) thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment; and (c) the Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series are registered at the close of business on such Special Record Date; or

            (2) the Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 2.8. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered upon the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Section 2.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or its nominee, or impair, as between the Depository and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depository as holder of such Global Security, including without limitation the granting of proxies or other authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.

      SECTION 2.9. All Securities surrendered for payment) redemption, registration of transfer or exchange or for credit against any sinking fund payment shall be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a written order of the Company signed by its Chairman of the Board, its President or one of its Vice Presidents.

      SECTION 2.10. (a) If the Company shall establish pursuant to Section 2.1 that the Securities of a particular series are to be issued in whole or in part as one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 2.3 and the order of the Company delivered to the Trustee thereunder, authenticate and deliver, one or more Global Securities which (i) shall constitute, and shall be denominated in an amount equal to the aggregate principal amount of, all or part of the outstanding Securities of such series, (ii) shall be registered in the name of the Depository or its nominee,
(iii) shall be held by the Trustee as agent for the Depository or delivered pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section
2.10 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

      (b) Notwithstanding any other provision (other than Section 2.10(c)) of this Section 2.10 or of Section 2.5, the Global Securities of a series may be transferred, in whole but not in part and in the manner provided in Section 2.5, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

      (c) If (i) the Company advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities with respect to any Securities of any series represented by one or more Global Securities, and the Trustee or the Company is unable to locate a qualified successor, or (ii) the Company, at its option, advises the Trustee in writing that it has determined that any Securities of any series represented by one or more Global Securities shall no longer be represented by one or more Global Securities, then in either event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of such Global Securities in exchange for such Global Securities. Upon the exchange of Global Securities for such Securities in definitive registered form without coupons, in authorized denominations, the Global Securities shall be cancelled by the Trustee and the provisions of this Section 2.10 shall no longer be applicable to such Securities. Such Securities in definitive registered form issued in exchange for Global Securities pursuant to this Section 2.10(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

      SECTION 2.11. (a) Except as otherwise specified pursuant to Section 2.1, payment of the principal of (and premium, if any) and interest on Securities of any series will be made in Dollars.

      (b) For purposes of any provision of this Indenture where the Holders of outstanding Securities of a series may perform an act which requires that a specified percentage of the outstanding Securities of such series perform such act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal (and premium, if any) and interest on the outstanding Securities of such series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the outstanding Securities of such series denominated in a Foreign Currency will be the amount in Dollars based upon the Market Exchange Rate for such Foreign Currency on the latest date for which such rate was established on or before the date for determining the Holders entitled to perform such act, or the date of such decision or determination by the Trustee, as the case may be.

      SECTION 2.12. If the principal of (and premium, if any) and interest on any Securities is payable in a Foreign Currency and such Foreign Currency is not available for payment due to the imposition of exchange controls or other circumstances beyond the control of the Company, then the Company shall be entitled to satisfy its obligations to Holders under this Indenture by making such payment in Dollars on the basis of the Market Exchange Rate for such Foreign Currency on the latest date for which such rate was established on or before the date on which payment is due. Any payment made pursuant to this
Section 2.12 in Dollars where the required payment is in a Foreign Currency shall not constitute a default under this Indenture.

                                   ARTICLE III

                            COVENANTS OF THE COMPANY

      Subject to the provisions of Section 13.4, so long as Securities are outstanding hereunder, the Company covenants for the benefit of each series of Securities that:

      SECTION 3.1. The Company will punctually pay the principal (premium, if any) and interest, if any, to become due in respect of all the Securities of that series according to the terms of the Securities of that series and this Indenture. Such interest on Securities shall be payable without presentation of such Securities and (subject to the provisions of Section 2.7) only to or upon the written order of the Holders of such Securities. Except as otherwise specified as contemplated by Section 2.1 for Securities of any series, payments of interest shall be made either, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register for that series, or at any one or more of the offices or agencies of the Company maintained in accordance with Section 3.2.

      SECTION 3.2. The Company will maintain in the Borough of Manhattan of The City of New York, and may maintain in the city in which the principal executive offices of the Company are located or the city in which the principal corporate trust office of the Trustee is located, an office or agency where, except as otherwise provided herein, the Securities of that series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as provided in this Indenture and an office or agency where notices and demands to or upon the Company in respect of such Securities or of this Indenture may be served. Until otherwise designated by the Company in a written notice to the Trustee, such office or agency in the Borough of Manhattan of The City of New York for all of the above purposes shall be 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust Administration.

      SECTION 3.3. The Company will

            (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (or copies of such portions thereof as may be prescribed by the Commission under the provisions of the Trust Indenture Act of 1939, as amended); or, if the Company is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, then the Company will file with the Trustee and will file with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

            (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the


                                     III-1
      conditions and covenants provided for in this Indenture as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 14.6, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants;

            (c) transmit to the Holders of that series of Securities, in the manner and to the extent provided in subdivision (c) of Section 10.10 hereof, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of subdivisions
      (a) and (b) of this Section 3.3 as may be required by the rules and regulations of the Commission under the provisions of the Trust Indenture Act of 1939, as amended; and

            (d) furnish or cause to be furnished to the Trustee semi-annually not later than each Interest Payment Date for each series of Securities, provided that interest on such Securities is payable at least semi-annually, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company or of any paying agent, other than the Trustee, as to the names and addresses of the Holders of such series of Securities obtained since the date as of which the next previous list, if any, was furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date.

      SECTION 3.4. Within 120 days after the close of each fiscal year of the Company ending after the date hereof, the Company will file with the Trustee a statement signed by the Chairman of the Board, the Chief Executive Officer or its President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company (provided, that one of such signatories shall be the Company's principal executive officer, principal financial officer or principal accounting officer), stating that in the course of the performance by the signers of their duties as officers of the Company they would normally obtain knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, and stating whether or not they have obtained knowledge of any such default, and, if so, specifying each such default of which the signers have knowledge and the nature thereof. For purposes of this Section 3.4, "default" shall mean any default defined in Section 6.1 hereof, irrespective of the giving of any specified notice and excluding any periods of grace provided for therein.

      SECTION 3.5. The Company will cause any paying agent which it may appoint, other than the Trustee, to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee,

            (a) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor on such Securities) in trust for the benefit of the Holders of such Securities or of the Trustee, as the case may be,

            (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal (and premium, if any, on) or interest on such Securities when the same shall be due and payable, and (c) that in the


                                     III-2
      case of a default by the Company hereunder, that it will deliver to the Trustee any sums then held by it in respect of the Securities.

            If the Company acts as its own paying agent, it will, on or before each due date of principal (and premium, if any) or of any installment of interest on such Securities, set aside and segregate and hold in trust for the benefit of the Holders of such Securities or the Trustee a sum sufficient to pay such principal (and premium, if any) or interest and will notify the Trustee of such action.

      SECTION 3.6. The Company will:

            (a) maintain a Fixed Charge Coverage Ratio for any fiscal quarter of not less than 1.10;

            (b) cause Sears to continue to own and to hold all legal title to and beneficial interest in all of the outstanding voting stock of the Company;

            (c) cause Sears to observe and perform in all material respects all covenants or agreements of Sears contained in the Fixed Charge Coverage and Ownership Agreement; and

            (d) not amend, waive, terminate or otherwise modify any provision of the Fixed Charge Coverage and Ownership Agreement.


                                     III-3

                                   ARTICLE IV

                            REDEMPTION OF SECURITIES

      SECTION 4.1. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.1 for Securities of any series) in accordance with this Article.

      SECTION 4.2. The election of the Company to redeem any Securities shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities which is subject to any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

      SECTION 4.3. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected from the outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof, if less than all the Securities of that series are to be redeemed on the applicable Redemption Date) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of the Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      SECTION 4.4. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

            (1) the Redemption Date;

            (2) the Redemption Price;

            (3) if less than all the outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed;

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable) that interest thereon will cease to accrue on and after said date;

            (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

            (6) that the redemption is for a sinking fund, if such is the case.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

      Any notice which is mailed in the manner herein provided shall be conclusively presumed to be duly given, whether or not the Holder receives such notice; any failure to give such notice by mail or any defect in such notice to the Holder of a particular Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

      SECTION 4.5. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 3.5) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

      SECTION 4.6. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default on the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 2.7.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

      SECTION 4.7. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company to be maintained pursuant to
Section 3.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a Security or Securities of the same series and Stated Maturity of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered and bearing a number not contemporaneously outstanding. If a Global Security is so surrendered such new Security or Securities so issued shall be a Global Security or Global Securities.

                                    ARTICLE V

                                  SINKING FUNDS

      SECTION 5.1. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.1 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". Unless otherwise provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 5.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

      SECTION 5.2. The Company (1) may deliver outstanding Securities (including for purposes of this clause (1) any Securities held by the Company in its treasury) of a series (other than any previously called for redemption) and (2) may, by written notice to the Trustee, apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities; provided, however, that such Securities have not been previously so credited. Such Securities shall be credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

      SECTION 5.3. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by crediting Securities of that series pursuant to Section 5.2 and will also deliver to the Trustee any Securities to be delivered pursuant to clause (1) of Section 5.2. Not less than 30 days before each such sinking fund payment date the Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 4.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 4.6 and 4.7.

                                   ARTICLE VI

                              REMEDIES UPON DEFAULT

      SECTION 6.1. Subject to the provisions of Section 2.12, the following events are hereby defined for all purposes of this Indenture with respect to Securities of any series (except where the term is otherwise defined for specific purposes) as "defaults":

            (a) Failure to pay the principal of (and premium, if any, on) any of the Securities of that series, when and as the same shall become due and payable, whether at Stated Maturity thereof, by call for redemption or otherwise; or

            (b) Failure to pay any installment of interest on any of the Securities of that series, when and as the same shall become payable as therein expressed, and such failure shall continue for a period of 30 days (it being understood that if the entire amount of such payment of interest is deposited by the Company with the Trustee, or with another paying agent duly appointed hereunder, before the expiration of such period of 30 days, such default shall no longer be considered to be continuing under this Indenture); or

            (c) Failure to perform or observe any other of the covenants, conditions or agreements on the part of the Company in this Indenture (other than a covenant, condition or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series) or in the Securities of that series contained, and such failure shall continue for a period of 60 days after written notice to the Company from the Trustee or to the Company and to the Trustee from the Holders of not less than a majority of the Securities of that series then outstanding under this Indenture; or

            (d) Except as a result of compliance with any court order to which the Company or Sears is subject or any applicable law or any government decree, if an event of default as defined in any mortgage, indenture or instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money of the Company or of Sears (including this Indenture), whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled within 30 days after written notice to the Company from the Trustee or to the Company and to the Trustee from the Holders of not less than a majority of the Securities of that series then outstanding under this Indenture; provided, however, that it shall not be a default hereunder if the principal amount of indebtedness the maturity of which, if so accelerated is less than $100,000,000; provided, further, that if, prior to a declaration of acceleration of the maturity of the Securities then outstanding or the entry of judgment in favor of the Trustee in a suit pursuant to Section 6.2, such default shall be remedied or cured by the Company or Sears or waived by the holders of such indebtedness, or such indebtedness shall be discharged, then the default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities; or

           (e) If the Company shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or the Company shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or the Company shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

           (f) If any order for relief against the Company shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Company under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Company or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; or

            (g) Any other default provided with respect to Securities of that series.

    If one or more defaults with respect to Securities of any series shall happen and be continuing, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than a majority in principal amount of the Securities of that series then outstanding, by notice in writing to the Company and to the Trustee, may declare due and payable, if not already due and payable, the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series; and upon any such declaration all Securities of that series shall become and be immediately due and payable, anything in this Indenture or in any of such Securities contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal (or portion thereof) of the Securities of that series shall have been declared due and payable, and prior to the Stated Maturity of the principal thereof, all arrears of interest upon all such Securities (with interest so far as may be lawful on any overdue installments of interest at the rate specified in such Securities) and the expenses of the Trustee, its agents or attorneys shall be paid by or for the account of the Company, and all defaults as aforesaid (other than the payment of principal which has been so declared due and payable) shall have been made good or secured to the satisfaction of the Trustee and provision deemed by the Trustee to be adequate shall be made therefor, then and in every such case the Trustee shall, upon the written request of the Holders of a majority in principal amount of the Securities of that series then outstanding, delivered to the Company and to the Trustee, waive such default and its consequences and rescind or annul such declaration; but no such waiver shall extend to or affect any subsequent default, or impair any right consequent thereon.

    Notwithstanding the foregoing, to the extent the Company shall have been relieved of any of its obligations under this Indenture with respect to Securities of any series pursuant to Section 13.4 hereof, the failure of the Company to perform any such obligations as to which it has been relieved shall not constitute a default as contemplated by this Indenture.

    SECTION 6.2. In case the Company:

        (a) shall fail to pay any installment of interest on any Security of any series when and as it shall become payable and such failure shall have continued for a period of 30 days (it being understood that if the entire amount of such payment of interest is deposited by the Company with the Trustee, or with another paying agent duly appointed hereunder, before the expiration of such period of 30 days, such default shall no longer be considered to be continuing under this Indenture); or

        (b) shall fail to pay the principal, or portion thereof, of (or premium, if any, on) any Security of any series when it shall have become due and payable, whether at the Stated Maturity thereof, by call for redemption, by declaration as authorized by this Indenture (unless annulled pursuant to Section 6.1), or otherwise;

then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the Holders of the Securities of that series then outstanding, the whole amount which then shall have become due on all such Securities for principal (or premium, if any) or interest, as the case may be, including interest at the rate specified in the Securities of that series on overdue principal (and premium, if any) and, so far as may be lawful, on overdue installments of interest; and in case the Company shall fail to pay the same forthwith upon such demand, the Trustee in its own name and as trustee of an express trust, shall be entitled to recover judgment for the whole amount so due and unpaid against the Company or any other obligor on the Securities of that series. The right of the Trustee to recover such judgment shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

    The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the Holders of the Securities of any series, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities of that series allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other judicial proceedings relative to the Company or any other obligor on such Securities or their creditors, or affecting their property. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities of that series by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities of that series, with authority to make and file in the respective names of the Holders of such Securities, or on behalf of the Holders of the Securities of that series as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the Holders of the Securities of that series themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceeding and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things including participating as a member of any official or unofficial committee of creditors acting with respect to such proceeding for and on behalf of such holders of the Securities of that series, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the Holders of the Securities of that series allowed in any such proceedings, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceedings to waive or change in any way any right of any Holder.

    Any moneys received by the Trustee under this Section 6.2 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities of any series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses of collection, and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses incurred, and all advances made, by the Trustee except as a result of its negligence or willful misconduct;

         Second: In case the principal of (and premium, if any, on) the outstanding Securities of that series shall not have become due and be unpaid, to the payment of interest on the Securities of that series, in the order of the maturity of the installments of such interest, with interest, so far as may be lawful, upon the overdue installments of interest at the rate specified in the Securities of that series, such payments to be made ratably to the persons entitled thereto, without discrimination or preferences;

         Third: In case the principal of (or premium, if any, on) the outstanding Securities of that series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities of that series for principal (and premium, if any) and interest, with interest at the rate specified in the Securities of that series on the overdue principal (and premium, if any) and, so far as may be lawful, on the overdue installments of interest; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal (and premium, if any) and interest, without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, ratably to the aggregate of such principal and accrued and unpaid interest;

         Fourth: In case the Trustee shall retain possession of any funds after all obligations of the Company hereunder have been fully paid and satisfied, such funds shall be paid to the Company, its successors or assigns;

 provided, however, that when interest alone is to be paid, the Trustee at its election may waive presentation of the Securities of that series.

    SECTION 6.3. All rights of action under this Indenture or any of the Securities outstanding hereunder, enforceable by the Trustee, may be enforced by the Trustee without possession of any of the Securities or the production thereof at the trial or other proceeding relative thereto, and any such suit or proceedings instituted by the Trustee shall be brought for the ratable benefit of the Holders of the Securities in respect of which any judgment has been recovered, subject to the provisions of this Indenture.

     SECTION 6.4. No delay or omission of the Trustee or of the Holders of any Securities to exercise any rights or powers accruing upon any default shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence therein; and every power and remedy given by this Article to the Trustee or the Holders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders.

     SECTION 6.5. If any one or more defaults shall happen and be continuing, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee, being advised by its counsel, shall deem most effectual to protect and enforce any of said rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific performance of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Provided the Securities of any series shall not then be due and payable by reason of a declaration pursuant to Section 6.1 hereof, the Holders of a majority in principal amount of the Securities of that series at the time outstanding may on behalf of the Holders of all of such Securities waive any past default hereunder and its consequences, except a default in the payment of interest on or the principal of (or premium, if any, on) any of such Securities. In the case of any such waiver, the Company, the Trustee and the Holders of such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

    SECTION 6.6. The Holders of a majority in principal amount of the Securities of any series then outstanding shall have the right, by an instrument in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or of exercising any power or trust conferred upon the Trustee under this Indenture; provided, however, that subject to the provisions of Section 10.1 of this Indenture, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall by responsible officers determine that the action or proceeding so directed would involve the Trustee in liability.

    SECTION 6.7. No Holder of any Security of any series shall have the right to institute any suit, action or proceeding, in equity or at law, for the execution of any trust or power hereof, or for the enforcement of any other remedy under or upon this Indenture, unless such Holder previously shall have given to the Trustee written notice of default with respect to the Securities of that series, and unless also the Holders of a majority in principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee and shall have afforded to it a reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and shall have offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused or neglected to comply with such request within a reasonable time; it being understood and intended that no one or more Holders of Securities of that series shall have any right in any manner whatever hereunder or under the Securities of that series by his or their action to enforce any right hereunder except in the manner herein provided, and that all proceedings hereunder, at law or in equity, shall be instituted, had and maintained in the manner herein provided and for the ratable benefit of all Holders of such Securities. Nothing herein contained shall, however, affect or impair the right which is absolute and unconditional, of any Holder of any Security to institute suit to enforce the payment of the principal of (or premium, if any, on) and interest on his Security at and after the respective due dates expressed in such Security (including Maturity by call for redemption, declaration (unless annulled pursuant to Section 6.1 hereof) of the acceleration of the Maturity of such principal (or premium if any, on) or interest, or otherwise), or the obligation of the Company, which is also absolute and unconditional, to pay the principal of (or premium, if any, on) and interest on each of the Securities of that series to the respective Holders thereof at the times and places in the Securities expressed.

    Anything to the contrary notwithstanding contained in this Section 6.7, the parties to this Indenture agree and each Holder of any Security of any series by his acceptance thereof shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merit and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this paragraph shall not apply to any suit instituted, directly or through an agent or agents, by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Securities of any series outstanding or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest on his Securities of that series at and after the respective due dates of such principal (premium, if any) or interest expressed in his Securities of that series.

    SECTION 6.8. No Securities of any series which are known by the Trustee to be owned or held by, for the account of or for the benefit of, the Company or any other obligor under this Indenture or any Affiliate of the Company or of such other obligor (other than Securities of that series pledged in good faith which would be deemed outstanding under the provisions of Section 7.4) shall be deemed outstanding for the purpose of any payment or distribution provided for in this Article.

    SECTION 6.9. If the Trustee or any Holder shall have proceeded to enforce any right under this Indenture, and such proceedings shall have been discontinued or abandoned because of waiver, or for any other reason, or shall have been determined adversely to the Trustee or such Holder, then, and in any such case, the Company and the Trustee and such Holder or Holders shall each be restored to its former position and rights hereunder, and all rights, remedies and powers of the Trustee and the Holders shall continue as though no such proceedings had been taken.

                                   ARTICLE VII
                             CONCERNING THE HOLDERS

    SECTION 7.1. Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentages have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders of Securities of that series in person or by attorney or proxy appointed in writing, or (b) by the record of the Holders of Securities of that series voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article XII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Holders. The Company or the Trustee may (and in case of any action taken by Holders of a specified percentage or majority in aggregate principal amount of the Securities of any series pursuant to Section 6.1 or 6.6 hereof, the Trustee shall) set a record date and time for purposes of determining the identity of Holders of any series entitled to vote or consent to any action, which record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such series of Securities furnished to the Trustee prior to such solicitation pursuant to Section 3.3(d) hereof. If the Company or the Trustee sets such a record date, only those persons who are registered Holders of such Securities at the record date and time so fixed shall be entitled to vote or consent with respect to such action whether or not they are Holders at the time of such vote or consent.

    SECTION 7.2. Subject to the provisions of Section 10.1, proof of the execution of any instrument by a Holder of Securities of any series or his attorney or proxy and proof of the holding by any person of any of the Securities of that series shall be sufficient for any purpose of this Indenture if made in the following manner:

        (a) The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public, or other officer of any jurisdiction of or within the United States of America authorized to take acknowledgments of deeds to be recorded in such jurisdiction, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

        (b) The ownership of Securities of that series shall be proved by the Security Register with respect to such Securities or by a certificate of any duly appointed registrar thereof.

    The Trustee shall not be bound to recognize any person as a Holder of Securities of any series unless and until his authority to vote the Securities held by him is proved in the manner in this Article VII provided.

    The record of any Holders' meeting shall be proved in the manner provided in
Section 12.6.

    The Trustee may require such additional proof of any matter referred to in this Section 7.2 as it shall deem necessary.

                                     VII-1

    SECTION 7.3. The Company, the Trustee, any Authenticating Agent, any paying agent and any Security registrar may deem and treat the person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Company or any Security registrar) for the purpose of receiving payment of or on account of the principal of (premium, if any, on) and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such registered Holder for the time being or upon his order shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

    SECTION 7.4. In determining whether the Holders of the requisite aggregate principal amount of Securities of any series have concurred in any direction, consent or waiver under this Indenture, Securities of that series which are owned by or held by or for the account of or interest of the Company or any other obligor upon the Securities of that series, or any Affiliate of the Company or of any other obligor upon the Securities of that series, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities of that series which the Trustee knows are so owned or held shall be so disregarded. The Securities of that series so owned or held which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 7.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not an Affiliate of the Company or of any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

    SECTION 7.5. Any demand, request, waiver, consent or vote of the Holder of any Security of any series shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the majority or percentage in aggregate principal amount of the Securities of that series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities of that series.

                                     VII-2

                                  ARTICLE VIII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

    SECTION 8.1. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security of any series, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities of any series or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security of any series or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                     VIII-1

                                   ARTICLE IX

                          MERGER, CONSOLIDATION OR SALE

    SECTION 9.1. Nothing in this Indenture shall prevent any consolidation or merger of the Company with or into any other corporation, or any consolidation or merger of any other corporation with or into the Company, or any sale or transfer of its assets and liabilities substantially as an entirety to any other corporation lawfully entitled to acquire the same; provided, however, that, so long as Securities are outstanding hereunder, the Company covenants and agrees, that any such consolidation, merger, sale or transfer shall be upon the condition that the due and punctual payment of the principal of (or premium, if any, on) and interest on, all the Securities according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be kept or performed by the Company shall, by an indenture supplemental hereto, executed and delivered to the Trustee, be assumed by the corporation (if other than the Company) formed by or resulting from any such consolidation or merger, or which shall have received the transfer of the assets and liabilities of the Company substantially as an entirety, just as fully and effectually as if such successor corporation had been the original party of the first part hereto; and in the event of any such sale or transfer the predecessor Company may be dissolved, wound up and liquidated at any time thereafter.

    SECTION 9.2. Every such successor corporation upon executing an indenture supplemental hereto, as provided in Section 9.1, in form satisfactory to the Trustee, shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company; and any order, certificate or resolution of officers of the Company or the Board provided for in this Indenture may be made by like officials of such successor corporation. Such successor corporation may thereupon cause to be signed, either in its own name or in the name of the Company, with such suitable reference, if any, to such consolidation, merger, sale or transfer as may be required by the Trustee, any or all of the Securities of any series which shall not theretofore have been signed by the Company and authenticated by the Trustee or an Authenticating Agent on its behalf; and upon the written order of such successor corporation in lieu of the Company, and subject to all the terms, conditions and restrictions herein prescribed with respect to the authentication and delivery of the Securities of any series, the Trustee or an Authenticating Agent on its behalf shall authenticate and deliver any and all Securities of that series which shall have been previously signed by the proper officers of the Company and delivered to the Trustee or an Authenticating Agent on its behalf for authentication, and any of such Securities which such successor corporation shall thereafter, in accordance with the provisions of this Indenture, cause to be signed and delivered to the Trustee or an Authenticating Agent on its behalf for such purpose. All Securities of that series so authenticated and delivered shall in all respects have the same rank as the Securities of that series theretofore or thereafter authenticated and delivered in accordance with the terms of this Indenture.

    In case of any such consolidation, merger, sale or transfer, such changes in phraseology and form (but not in substance) may be made in the Securities of any series thereafter to be issued as may be appropriate.

    SECTION 9.3. The Trustee may receive and shall, subject to the provisions of
Section 10.1 of this Indenture, be fully protected in relying upon an Opinion of Counsel or an Officers' Certificate as conclusive evidence that any supplemental indenture executed under the foregoing Section 9.1 complies with the foregoing conditions and provisions of this Article.

                                    ARTICLE X

                             CONCERNING THE TRUSTEE

    SECTION 10.1. (a) The Trustee undertakes, prior to default and after the curing of all defaults which may have occurred, to perform such duties and only such duties as are specifically set forth in this Indenture, and in case of default (but only during the continuance thereof) to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    The Trustee, upon receipt of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture.

    (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

        (i) prior to default hereunder and after the curing of all defaults which may have occurred, the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee but the duties and obligations of the Trustee, prior to default and after the curing of all defaults which may have occurred, shall be determined solely by the express provisions of this Indenture;

        (ii) prior to default hereunder and after the curing of all defaults which may have occurred, and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture;

        (iii) the Trustee shall not be liable for any error of judgment made in good faith by the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (iv) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities of any series then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, under this Indenture.

    None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

    (c) The Trustee shall not be responsible for the validity, sufficiency or the execution by the Company of this Indenture, or of any indentures supplemental hereto, or of the Securities of any series, or for the recitals herein or in the Securities contained (such recitals being made solely by the Company).

    (d) Subject to the limitations contained in subdivisions (a) and (b) of this
Section 10.1:

        (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, opinion, notice, consent, request, order, appraisal, report, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (ii) the Trustee may consult with counsel (who may be counsel to the Company) and any advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel;

        (iii) whenever in the administration of this Indenture, prior to a default hereunder and after the curing of all defaults which may have occurred, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken or suffered by it under the provisions of this Indenture upon the faith thereof;

        (iv) the Trustee shall be under no obligation to exercise any of the trusts or powers hereof at the request, order or direction of any of the Holders of Securities of any series, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and

        (v) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or power conferred upon it by this Indenture.

    (e) Subject to the provisions of subdivision (b) of this Section 10.1, prior to a default hereunder and after the curing of all defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, opinion, notice, consent, request, order, appraisal, report, bond or other document or instrument unless requested in writing so to do by the Holders of not less than a majority in principal amount of the Securities of any series then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it without negligence or bad faith in the making of such investigation is, in the opinion of the Trustee (subject to the provisions of subdivisions (a) and (b) of this Section 10.1), not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; and provided further, that nothing in this subdivision (e) shall require the Trustee to give the Holders of such Securities any notice other than that required by
Section 10.3 hereof. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand.

    (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

    SECTION 10.2. The Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for services rendered by it in the execution of the trusts hereby created. The Company also agrees to indemnify the Trustee for and hold it harmless against loss, liability or expense incurred without negligence or bad faith on the part of the Trustee arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending against any claim of liability in the premises. The Trustee shall have a first lien on all moneys coming into its possession hereunder, for the payment to it of its compensation and for the repayment to it of all expenses and disbursements payable by the Company hereunder.

    The Trustee shall not be accountable for the use or application by the Company of any Securities of any series authenticated and delivered hereunder or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent.

    All moneys received by the Trustee under or pursuant to any provision of this Indenture shall constitute trust funds for the purposes for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by the Trustee, under such conditions as may be prescribed by law, in its general banking department, and the Trustee shall not be liable for any interest thereon, except that, so long as the Company is not in default hereunder, the Trustee will allow and credit to the Company interest, if any, upon such moneys at such rate as may then be customary for similar deposits.

    SECTION 10.3. The Trustee shall give to the Holders of Securities of any series notice, in the manner and to the extent provided in subdivision (c) of
Section 10.10, of the happening of all defaults known to it with respect to Securities of such series, within 90 days after the occurrence thereof unless such defaults shall have been cured before the giving of such notice; but, except in the case of a default resulting from the failure to make any payment of principal of, premium, if any, on or interest on the Securities of such series, or in the payment of any sinking or purchase fund installment of such series, the Trustee may withhold the giving of such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purposes of this Section 10.3, the term "default" shall mean any default defined in Section 6.1, irrespective of the giving of any specified notice and excluding any periods of grace provided for therein. Notwithstanding anything to the contrary herein, the Trustee shall only be deemed to have notice of an event of default (other the pursuant to Sections 6. l(a) and (b)) when a Vice President, Assistant Vice President or the officer specifically assigned to administer the Trustee's duties under this Indenture has actual notice of such event of default.

    SECTION 10.4. If the Trustee has or shall acquire any conflicting interest as defined in this Section 10.4, with respect to the Securities of any series it shall, within 90 days after ascertaining that it has such conflicting interest if the default (as defined in Section 10.3) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such conflicting interest or, except as otherwise provided below, resign with respect to the Securities of that series, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in Section
10.6. Except in the case of a default (as defined in Section 10.3) in the payment of the principal of (or premium, if any) or interest on any such Security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as otherwise provided by this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that: (i) the default (as defined in Section 10.3) may be cured or waived during a reasonable period and under the procedures described in such application; and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of such Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise. For the purposes of this Section 10.4 the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if such Securities are in default (as defined in Section 10.3) and:

        (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, or is trustee for more than one outstanding series of securities under a single indenture of the Company, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued and outstanding under this Indenture, provided that there shall be excluded from the operation of this paragraph other series under such indenture and any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if (i) such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act of 1939, as amended, unless the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939, as amended, that differences exist between the provisions of this Indenture (or such series) and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and under such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such other indenture or under more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and under such other indenture or indentures;

        (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

        (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

        (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and of the Company, and (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company, and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of subdivision (1) of this Section 10.4, to act as trustee, whether under an indenture or otherwise;

        (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer of the Company or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer of any such underwriter, or is beneficially owned, collectively, by any two or more such persons;

        (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter in this
    Section 10.4 defined, (A) 5% or more of the voting securities or 10% or more of any other class of security of the Company, not including the Securities issued under this Indenture and the securities issued under any other indenture of the Company under which the Trustee is also trustee, or (B) 10% or more of any class of security of any underwriter for the Company;

        (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter in this
    Section 10.4 defined, 5% or more of any voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

        (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default as hereinafter in this
    Section 10.4 defined, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

        (9) the Trustee owns, on the date of such default (as defined in Section 10.3) or any anniversary of such default while such default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under subdivisions (6), (7), or (8) of this Section 10.4. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the date of any such default and annually in each succeeding year that the Securities of any series remain in default, the Trustee shall make a check of its holdings of such securities in any of the above mentioned capacities as of such dates. If the Company fails to make payment in full of principal of, or premium, if any, on or interest on any of the Securities issued under this Indenture when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this subdivision (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee, for the purposes of subdivisions
    (6), (7), and (8) of this Section 10.4; or

        (10) except under the circumstances described in paragraphs (1), (3),
    (4), (5) or (6) of Section 10.9(b), the Trustee shall be or become a creditor of the Company.

    In determining whether the Trustee has a conflicting interest with respect to any series of Securities under this Section 10.4, each other series of Securities will be treated as having been issued under an indenture other than this Indenture unless such series of Securities rank equally and are wholly unsecured.

    The specification of percentages in subdivisions (5) to (9), inclusive, of this Section 10.4 shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of subdivision (3) or (7) of this Section 10.4.

    For the purposes of subdivisions (6), (7), (8), and (9) of this Section 10.4, (A) the term "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more, and shall not have been cured; and (C) the Trustee shall not be deemed the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as a custodian, escrow agent or depositary, or in any similar representative capacity.

    Except as provided in the next preceding paragraph, the word "security" or "securities" as used in this Section 10.4 shall mean any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

    For the purposes of this Section 10.4:

        (I) The term "underwriter" when used with reference to the Company shall mean every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

        (II) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

        (III) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

        (IV) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement, or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

        (V) The term "Company" shall mean any obligor upon the Securities.

        (VI) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated but shall not include the chairman of the board of directors.

    The percentages of voting securities and other securities specified in this
Section 10.4 shall be calculated in accordance with the following provisions:

           (a) A specified percentage of the voting securities of a person means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

           (b) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

           (c) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

           (d) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (1) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (2) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (3) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

               (4) securities held in escrow if placed in escrow by the issuer thereof;

        provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

           (e) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges, provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

    SECTION 10.5. There shall at all times be at least one corporate Trustee under this Indenture which shall be a bank or trust company in good standing, organized and doing business under the laws of the United States, or any state thereof or a corporation or other person permitted to act as trustee by the Commission, and having a combined capital and surplus of not less than $20,000,000, which is authorized under the laws of the jurisdiction of incorporation to exercise corporate trust powers and is subject to supervision or examination by Federal or state authority. No obligor upon the Securities or Affiliate of such obligor shall serve as Trustee. If the Trustee or any successor publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, the combined capital and surplus of the Trustee or of such successor Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If the Trustee shall at any time cease to satisfy the foregoing qualifications, then the Trustee shall resign within 30 days thereafter, such resignation to become effective upon the appointment of a successor Trustee and such successor's acceptance of such appointment. If the Trustee shall fail or refuse to resign within such 30-day period, or if the Trustee has or shall acquire any conflicting interest of the character specified in Section 10.4 with respect to the Securities of one or more series and shall fail or refuse either to eliminate such conflicting interest or to resign within the period in Section 10.4 provided in respect of such resignation, then (i) the Trustee shall, within 10 days after the expiration of such period, transmit notice of such failure or refusal to the Holders of Securities of any such series in the manner and to the extent provided in subdivision (c) of Section 10.10; and (ii) any Holder of Securities of such series, who has been the bona fide Holder of a Security of such series for at least six months, may, subject to the provisions of the last paragraph of Section 6.7 hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor, if the Trustee fails, after written request therefor by such Holder of Securities of such series, to comply with the provisions of Section 10.4.

    SECTION 10.6. The Trustee may resign and be discharged from the trust hereby created with respect to the Securities-of one-or more-series by giving notice thereof to the Company specifying the date when such resignation-shall take effect, and by giving notice thereof to the Holders of Securities of such series, in the manner and to the extent provided in subdivision (c) of Section
10.10. Except as otherwise provided in Sections 10.4 and 10.5, such resignation shall take effect on the date specified in such notice unless previously, a successor Trustee shall have. been appointed as hereinafter provided, in which event such resignation shall take effect upon the appointment of such successor Trustee.

    The Trustee may be at removed any time with respect to the Securities of any series by an instrument or instruments in writing delivered to the Trustee and to the Company signed by the Holders of a majority in principal amount of the Securities of that series then outstanding or by their duly authorized attorneys-in-fact.

    In case the Trustee shall resign or be removed or otherwise shall become incapable of acting as Trustee, with respect to the Securities of one or more series, a successor Trustee may be appointed by the Holders of a majority in principal amount of the Securities of any series then outstanding by an instrument or instruments in writing filed with the Company and with the Trustee and signed by such Holders or by their duly authorized attorneys-in-fact, or, in the case of the removal of the Trustee pursuant to the provisions of Section 10.5, by any court of competent jurisdiction acting pursuant to the provisions of Section 10.5; but until a new trustee shall be appointed by the Holders of Securities of that series or a court of competent jurisdiction as herein authorized, the Company, by an instrument executed by order of its Board, shall appoint a Trustee to fill the vacancy. Every such successor Trustee so appointed by the Holders of Securities of that series, by a court of competent jurisdiction or by the Company, shall be a bank or trust company meeting the requirements provided in Section 10.5.

    If in a proper case no appointment of a successor Trustee with respect to the Securities of any series shall be made pursuant to the foregoing provisions of this Article within six months after a vacancy shall have occurred in the office of Trustee, the Holder of any Security of that series or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. The court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

    SECTION 10.7. (a) Any successor Trustee appointed under any of the methods herein provided with respect to all Securities shall execute, acknowledge and deliver to its predecessor Trustee and to the Company an instrument in writing accepting such appointment hereunder and thereupon such successor Trustee, without any further act, deed or conveyance, shall become fully vested with the rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder with like effect as if originally named as Trustee hereunder. The predecessor Trustee shall, nevertheless, at the written request of the successor Trustee, pay over to the successor Trustee all moneys at the time held by it hereunder; and the Company and the predecessor Trustee, upon payment or provision therefor of any amounts then due the predecessor Trustee pursuant to the provisions of Section 10.2, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, trusts, duties and obligations. The Company shall promptly give notice of the appointment of such successor Trustee to the Holders of all Securities in the manner and to the extent provided in subdivision (c) of Section 10.10.

    (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series under any of the methods herein provided, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the predecessor Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the predecessor Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such predecessor Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. The Company shall promptly give notice of the appointment of such successor Trustee with respect to one or more (but not all) series of Securities to the Holders of such series in the manner and to the extent provided in subdivision (c) of Section 10.10.

    SECTION 10.8. Any corporation into which the Trustee or any successor to it in the trust created by this Indenture may be merged or converted, or with which it or any successor to it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or any successor to it shall be a party, shall be the successor Trustee under this Indenture without the execution or filing of any instruments or any further act on the part of any of the parties hereto.

    SECTION 10.9. (a) Subject to the provisions of subdivision (b) of this
Section 10.9, if the Trustee, in its individual capacity, shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor upon the Securities of any series (other than a relationship of the nature specified in subdivision (b) of this Section 10.9) within three months prior to a default (as defined in subdivision (c) of this Section 10.9) or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in subdivision (c) of this Section 10.9):

        (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subdivision, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

        (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

    Nothing herein contained, however, shall affect the right of the Trustee:

        (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and
    (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable state law;

        (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

        (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subdivision (c) of this Section 10.9 would occur within three months; or

        (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

    For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

    If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders of Securities of any series and the holders of other indenture securities in such manner that the Trustee, the Holders of Securities of any series and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders of Securities of any series and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders of Securities of any series, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of Securities of any series, and the holders of other indenture securities, with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

    Any trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subdivision if and only if the following conditions exist --

        (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such trustee had continued as Trustee, occurred after the beginning of such three months' period; and

        (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

    (b) There shall be excluded from the operation of subdivision (a) of this
Section 10.9 a creditor relationship arising from --

        (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee; and for the purposes of this clause the term "security" shall mean any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organizatin certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing;

        (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or discharging tax liens or other prior liens or encumbrances on the trust estate, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders of Securities of the applicable series as provided in Section 10.10;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subdivision (c) of this
     Section 10.9;

         (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

        (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subdivision (c) of this Section 10.9.

     (c) As used in this Section 10.9:

        (1) the term "default" shall mean any failure to make payment in full of the principal of (or premium, if any, on) or interest on any of the Securities or upon the other indenture securities when and as such principal, premium, if any, or interest becomes due and payable;

        (2) the term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939, as amended) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subdivision (a) of this Section 10.9, and (C) under which a default (as defined under such indenture) exists at the time of the apportionment of the funds and property held in said special account;

        (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

        (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

        (5) the term "Company" shall mean any obligor upon the Securities at the time in question.

    SECTION 10.10. (a) The Trustee shall, so long as any Securities of any series are outstanding hereunder, transmit to the Holders, as hereinafter provided, within 60 days after May 15 of each year, beginning with the year 2003, a brief report as of such May 15 with respect to any of the following events which may have occurred within the previous twelve months (but if no such event has occurred within such period no report need be transmitted) --

        (1) any change to the eligibility under Section 10.5 and qualification under Section 10.4 of the Trustee to serve as Trustee under this Indenture;

        (2) the creation of or any material change to a relationship specified in subsections (1) through (10) of the first paragraph of Section 10.4 hereof;

        (3) the character and amount of any advances (and if the Trustee elects so to state the circumstances surrounding the making thereof) made by it as Trustee which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as a Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities outstanding on such date;

        (4) any change to the amount, interest rate and maturity date of all other indebtedness owing to it in its individual capacity, on the date of such report, by the Company or any other obligor under this Indenture, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4) or (6) of subdivision (b) of
    Section 10.9;

        (5) any change to the property and funds physically in the possession of the Trustee in such capacity on the date of such report;

        (6) any release, or release and substitution, of property subject to the lien of this Indenture, and any consideration therefor, which it has not previously reported;

        (7) any additional issue of Securities which it has not previously reported; and

        (8) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in the opinion of the Trustee materially affects the Securities or the trust estate, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 10.3.

    (b) The Trustee shall, so long as any Securities of any series shall be outstanding hereunder, also transmit to the Holders, as hereinafter provided, within the times hereinafter specified, a brief report with respect to the character and amount of any advances (and if the Trustee so elects to state the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subdivision (a) of this Section 10.10 (or if no such report has been so transmitted, since the date of the execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities, on the trust estate or on property or funds held or collected by the Trustee, as such, and which it has not previously reported pursuant to this paragraph, if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of Securities outstanding at such time, such report to be so transmitted within 90 days after such time.

    (c) All reports required by this Section 10.10, and all other reports or notices which are required by any other provision of this Indenture to be Transmitted in accordance with the provisions of this Section, shall be transmitted by mail, first class postage pre-paid to all Holders, as the names and addresses of such Holders appear upon the Security Register, and to such holders as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

    The Trustee shall, at the time of the transmission to the Holders of any report or notice pursuant to this Section 10.10, file a copy thereof with each stock exchange, if any, upon which the Securities are listed and with the Commission. The Company will notify the Trustee when Securities are listed on a stock exchange.

    SECTION 10.11. The Trustee shall preserve, in as current a form as is reasonably practicable, all information furnished it pursuant to subdivision (d) of Section 3.3 hereof, or received by it as paying agent hereunder. The Trustee may destroy (1) any information so furnished to it by the Company upon receipt of new information from the Company, (2) any information received by it as a paying agent, by delivering to itself, as Trustee, not earlier than 45 days after an interest payment date on the Securities, a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the last previous list, if any, and (3) any list delivered to itself, as Trustee, which was compiled from information received by it as paying agent upon the receipt of a new list so delivered.

    Within five business days after receipt by the Trustee of a written application by any three or more Holders of Securities stating that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and accompanied by a copy of the form of proxy or other communication which such applicants proposed to transmit, and by reasonable proof that each such applicant has owned a Security or Securities for a period of at least six months preceding such application, the Trustee shall, at its election, either (1) afford to such applicants access to all information so furnished to or received by the Trustee and not destroyed pursuant to the provisions of this Section 10.11, or (2) inform such applicants as to the approximate number of Holders according to the most recent information so furnished to or received by the Trustee, and as to the approximate cost of mailing to the Holders the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all Holders whose names and addresses are contained in the then current information filed with the Trustee as aforesaid, copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and the payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender, the Trustee shall mail to such applicants, and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after granting opportunity for a hearing upon the objections specified in said written statement and on notice to the Trustee, shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for a hearing, that all objections sustained have been met and shall enter an order so declaring, the Trustee shall comply with such determination with reasonable promptness after such determination and the renewal of the aforesaid tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

    Neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any Security registrar shall be liable or accountable to the Company or to any Holder by reason of disclosure of any such information as to the names and addresses of Holders in accordance with the provisions of this
Section 10.11, regardless of the source from which such information was derived, nor by reason of the mailing of any material pursuant to a request made under this Section 10.11.

    SECTION 10.12. The Trustee or any Authenticating Agent or any paying agent or Security registrar in its individual or any other capacity may buy, own, hold and sell any of the Securities or any other evidences of indebtedness or other securities, whether heretofore or hereafter created or issued, of the Company or any Subsidiary or Affiliate of the Company with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent or Security registrar; and any Authenticating Agent and, subject to the provisions of this Article X, the Trustee may engage or be interested in any financial or other transaction with the Company or any Subsidiary or Affiliate, including, without limitation, secured and unsecured loans to the Company or any Subsidiary or Affiliate, and may maintain any and all other general banking and business relations with the Company and any Subsidiary or Affiliate, and may act as trustee under an indenture with respect to indebtedness thereof, with like effect and in the same manner and to the same extent as if the Trustee were not a party to this Indenture; and no implied covenant shall be read into this Indenture against the Trustee in respect of any such matters.

    SECTION 10.13. The Trustee may comply in good faith with any rule, regulation or order of the Commission made pursuant to the terms and provisions of the Trust Indenture Act of 1939, as amended, and shall be fully protected in so doing notwithstanding that such rule, regulation or order may thereafter be amended or rescinded or determined by judicial or other authority to be invalid for any reason, but nothing herein contained shall require the Trustee to take any action or omit to take any action in accordance with such rule, regulation or order, except as otherwise required by subdivisions (a) and (b) of Section 10.1.

    SECTION 10.14. At any time when any of the Securities remain outstanding there may be an Authenticating Agent with respect to one or more series of Securities appointed by the Trustee to act on its behalf and subject to its direction in connection with the authentication of the Securities of such series as set forth in Articles II, IV, V, IX and XI. Such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $20,000,000, and being subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and (if there be such a corporation willing and able to act as Authenticating Agent on reasonable and customary terms) having its principal office and place of business in the State of Delaware or in the Borough of Manhattan of The City of New York. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

    Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

    Any Authenticating Agent with respect to one or more series of Securities may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 10.14, the Trustee may appoint a successor Authenticating Agent with respect to any series of Securities which shall be acceptable to the Company, shall give written notice of such appointment to the Company, and the Company shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear upon the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 10.14.

    The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 10.2. An Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. If an appointment is made pursuant to this Section, the Securities shall have endorsed thereon, in addition to the Trustee's Certificate, an Authenticating Agent's Certificate in the following form:

    This is one of the Securities of the series designated and referred to in the within mentioned Indenture.

                                              ----------------------------------
                                                    As Authenticating Agent
                                           By:
                                              ----------------------------------
                                                     Authorized Officer

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

    SECTION 11.1. The Company, when authorized by resolution of its Board, and the Trustee, subject to the conditions and restrictions in this Indenture contained, may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for one or more of the following purposes:

        (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article IX;

        (b) to add to the covenants and agreements of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants and agreements are for the benefit of less than all series of Securities, stating that such covenants and agreements are expressly being included solely for the benefit of such series), and to surrender any right or power herein reserved to or conferred upon the Company;

        (c) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

        (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination (i) shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (ii) shall not apply to any such outstanding Security;

        (e) to establish the form or terms of Securities of any series as permitted by Section 2.1;

        (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 10.7(b);

        (g) to cure any ambiguity or to correct or supplement any defective or inconsistent provision contained in this Indenture or in any supplemental indenture; or

        (h) to make such provisions with respect to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture.

    The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture, to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    Any supplemental indenture authorized by the provisions of this Section 11.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 11.2.

    SECTION 11.2. With the consent (evidenced as provided in Section 7.1) of the Holders (or persons entitled to vote, or to give consents respecting the same) of not less than a majority in principal amount of the outstanding Securities of each series affected by such supplemental indenture, the Company, when authorized by a resolution of its Board, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or modifying or altering in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying or altering in any manner the rights and obligations of the Holders of such Securities and of the Company; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of (premium, if any, on), or the interest on, any Security, or reduce the principal amount of (premium, if any, on), or the rate of interest on any Security, or change the Currency in which the principal of (and premium, if any) or interest on such Securities is denominated or payable, or reduce the amount of the principal of an Original Issue Discount Security that would be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.1 without the consent of the Holder of each outstanding Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each outstanding Security affected thereby.

    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    Upon the request of the Company accompanied by a Certified Resolution authorizing the execution of any such supplemental indenture and upon the filing with the Trustee of evidence of the consent of Holders of Securities affected thereby as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the "Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

    It shall not be necessary for the consent of the Holders under this Section
11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

    Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 11.2 the Company shall mail, first class postage prepaid, to the Holders of the Securities affected thereby at their last addresses as they shall appear upon the Security Register, a notice, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

    SECTION 11.3. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XI, or of Section 9.1, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the

Holders of Securities affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

    SECTION 11.4. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this
Article XI, or after any action taken at a Holders' meeting pursuant to Article XII, may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting; and in such case, suitable notation may be made upon outstanding Securities affected thereby after proper presentation and demand. If the Company shall so determine, Securities of any series so modified as to conform, in the opinion of the Trustee and the Board, to any modification or alteration of this Indenture contained in any such supplemental indenture, or to any action taken at any such meeting, may be prepared by the Company, authenticated by the Trustee or an Authenticating Agent on its behalf and delivered in exchange for outstanding Securities of such series upon demand of and without cost to, the Holders thereof, upon surrender of such Securities.

    SECTION 11.5. The Trustee may receive and shall, subject to the provisions of Section 10.1, be fully protected in relying upon an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this
Article XI is authorized or permitted by the terms of this Indenture and that it is not inconsistent therewith.

    SECTION 11.6. Nothing in this Article contained shall affect or limit the right or obligation of the Company to execute and deliver to the Trustee any instrument of further assurance or other instrument which elsewhere in this Indenture it is provided shall be delivered to the Trustee.

                                   ARTICLE XII

                               MEETINGS OF HOLDERS

    SECTION 12.1. A meeting of Holders of any series of Securities may be called at any time and from time to time pursuant to the provisions of this Article XII for any of the following purposes:

        (1) to give any notice to the Company or to the Trustee, or to give any direction to the Trustee or to waive or consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by such Holders pursuant to any of the provisions of
    Article VI;

        (2) to remove the Trustee or appoint a successor trustee pursuant to the provisions of Article X;

        (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

        (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of that series under any other provision of this Indenture, or authorized or permitted by law.

    SECTION 12.2. The Trustee may at any time call a meeting of Holders of Securities of any series to take any action specified in Section 12.1, to be held at such time and at such place in any of the city in which the principal executive offices of the Company are located, the City of Wilmington, Delaware, the city in which the principal corporate trust office of the Trustee is located, the City of Chicago or in the Borough of Manhattan of The City of New York, as the Trustee shall determine. Notice of every meeting of such Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first class postage prepaid, to the Company, and to the Holders of Securities of that series at their last addresses as they shall appear upon the Security Register, not less than 20 nor more than 60 days prior to the date fixed for the meeting.

    Any meeting of the Holders of Securities of any series shall be valid without notice if the Holders of all Securities of that series then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all outstanding Securities of that series, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

    SECTION 12.3. In case at any time the Company, pursuant to resolution of its Board, or Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding, shall have requested the Trustee to call a meeting of Holders of Securities of that series to take any action specified in Section 12.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders in the amount above specified may determine the time and the place in any of the city in which the principal executive offices of the Company are located, the City of Wilmington, Delaware, the city in which the principal corporate trust office of the Trustee is located, the City of Chicago or in the Borough of Manhattan of The City of New York, for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 12.2.


                                     XII-1

    SECTION 12.4. To be entitled to vote at any meeting of Holders of Securities of any series a person shall (a) be a registered Holder of one or more Securities of that series, or (b) be a person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities of that series. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 12.5. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series, in regard to proof of the holding of Securities of that series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Unless otherwise determined by-the Company pursuant to Section 7.1, such regulations may fix a record date and time for purposes of determining the registered Holders of any series of Securities entitled to vote at such meeting, which record date shall be (i) the later of 30 days prior to the first solicitation of the vote at such meeting or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 3.3(d) hereof or (ii) such other date determined by the Trustee. If the Trustee sets such a record date only those persons who are registered Holders of such Securities at the record date and time so fixed shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting. Such regulations may further provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 7.2 or other proof. Except as otherwise permitted or required by any such regulations, the holding of such Securities shall be proved in the manner specified in Section 7.2 and the appointment of any proxy shall be proved in the manner specified in Section 7.2 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company satisfactory to the Trustee.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities of any series as provided in Section 12.3, in which case the Company or such Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities of that series represented at the meeting and entitled to vote.

     Subject to the provisions of Section 7.4, at any meeting each Holder of Securities of any series or proxy shall be entitled to one vote for each $1,000 principal amount at Stated Maturity (or the Dollar equivalent thereof based upon the Market Exchange Rate on the latest date for which such rate was established on or before the date for determining the Holders entitled to perform such act, if the principal amount of any Securities of any series is denominated in any Foreign Currency) of Securities of that series, provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities of that series challenged as not outstanding and ruled by the chairman of the meeting to be not- outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of that series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other

                                     XII-2
such Holders. At any meeting of Holders of Securities of that series, the presence of persons holding or representing any number of such Securities shall be sufficient for a quorum. Any meeting of such Holders duly called pursuant to the provisions of Section 12.2 or 12.3 may be adjourned from time to time by vote of the Holders of a majority in principal amount of the Securities of that series represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

     SECTION 12.6. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of that series or of their representatives by proxy and the principal amount of the Securities of that series voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 12.2. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

    SECTION 12.7. Nothing in this Article XII contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities of any series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Securities of that series under any of the provisions of this Indenture or of such Securities.

                                     XII-3

                                  ARTICLE XIII

                     SATISFACTION AND DISCHARGE OF INDENTURE
                             OR CERTAIN OBLIGATIONS

    SECTION 13.1. If (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at Stated Maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) not theretofore cancelled or delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of Stated Maturity or Redemption Date, as the case may be, but, excluding, however, the amount of any moneys for the payment of principal of (and premium, if any, on) or interest on the Securities theretofore deposited with the Trustee and (1) repaid by the Trustee to the Company in accordance with the provisions of Section 13.3, or (2) paid by the Trustee to any State pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that in the opinion of the signers all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with the Indenture or the Securities, and any such obligation for reimbursement shall survive this Indenture.

    SECTION 13.2. Any moneys, U.S. Government Obligations, and Eligible Obligations which at any time shall be deposited by the Company or on its behalf with the Trustee or any paying agent (other than the Company) for the purpose of paying or redeeming any of the Securities shall be held in trust and applied by the Trustee to the payment, to the Holders of the particular Securities for the payment or redemption of which such moneys have been deposited, of all sums due and to become due thereon for principal (and premium, if any) and interest, or analogous payments as contemplated by Section 13.4, upon presentation and surrender of such Securities at the office of the Trustee or any paying agent, all subject, however, to the provisions hereinafter contained in this Article
XIII. Neither the Company nor the Trustee (except as provided in Section 10.2) nor any paying agent shall be required to pay interest on any moneys so deposited.

    The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations or Eligible Obligations deposited pursuant to Section 13.4 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                                     XIII-1

    The Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money, U.S. Government Obligations, or Eligible Obligations held by it as provided in Section 13.4 which, in the opinion of any independent firm of public accountants of recognized standing selected by the Board expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money, U.S. Government Obligations, or Eligible Obligations were deposited or received.

    SECTION 13.3. Any moneys deposited with the Trustee or any paying agent remaining unclaimed by the Holders of Securities for three years after the date upon which the principal of (premium if any, on) or interest on such Securities shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent, upon demand, and such Holders shall thereafter be entitled to look only to the Company for payment thereof; provided, however, that, before being required to make any such payment to the Company, the Trustee may, at the expense of the Company, cause to be mailed to the Holders of such Securities, at their last addresses as they appear on the Security Register, notice that such moneys remain unclaimed and that, after a date named in said notice, the balance of such moneys then unclaimed will be returned to the Company.

    Upon the satisfaction and discharge of this Indenture as to the Securities of any series, all moneys then held by any paying agent other than the Trustee hereunder shall, upon demand of the Company, be repaid to it and thereupon such paying agent shall be released from all further liability with respect to such moneys.

    SECTION 13.4. Except as otherwise provided in this Section 13.4 or pursuant to Section 2.1, the Company may terminate its obligations as to the Securities of any series if:

        (a) all Securities of such series previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or Securities which are paid pursuant to Section 3.1 or Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Sections 13.2 and 13.3) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

        (b)(l) the Company has irrevocably deposited or caused to be deposited with the Trustee or a paying agent (and conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose), (A) money in an amount sufficient, or (B) U.S. Government Obligations (if the Securities of the series are denominated in Dollars) or Eligible Obligations (if the Securities of the series are denominated in a Foreign Currency) maturing as to principal and interest in such amounts and at such times as are sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (without consideration of any reinvestment of such interest), or
    (C) a combination thereof in an amount sufficient, to pay principal (and premium, if any) and interest on the outstanding Securities of such series on the dates such installments are due to redemption or maturity, and any mandatory sinking fund payments or analogous payments applicable to such outstanding Securities;

                                     XIII-2

        (2) such deposit as described in this Section 13.4 will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound;

        (3) no defaults as defined in Section 6.1 shall have occurred and be continuing on the date of such deposit, and no default under Section 6. l(e) or 6. l(f) shall have occurred and be continuing on the 91st day after such date;

        (4) the Company shall have delivered to the Trustee (i) either (A) a ruling received from the Internal Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 13.4 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, or (B) an Opinion of Counsel by recognized counsel who is not an employee of the Company to the same effect as the ruling described in clause (A) and (ii) an Opinion of Counsel to the effect that, after the passage of 90 days following the deposit, (x) the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, or (y) if a court was to rule under any such law in any case or proceeding that the trust funds remained property of the Company (AA) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities of such series, the Trustee will hold, for the benefit of the Holders of such Securities, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, and (BB) the Holders of Securities will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used;

        (5) the Company has paid or caused to be paid all sums then payable by the Company hereunder and under such Securities; and

        (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to Securities of such series have been complied with.

    Notwithstanding the foregoing clause (b) prior to the end of the 90-day period referred to in subclause (b)(4)(ii) above, none of the Company's obligations under this Indenture shall be discharged, and subsequent to the end of such 90-day period only the Company's obligations in Sections 2.5, 2.6, 3.1, 3.2, 10.2 and 13.2 shall survive until the Securities of such series are no longer outstanding. If and when a ruling from the Internal Revenue Service or Opinion of Counsel referred to in subclause (b)(4)(i) above is able to be provided specifically without regard to, and not in reliance upon, the continuance of the Company's obligations under Section 3.1, then the Company's obligations under such Section 3.1 shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to Securities of such series.

    After any such irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of such series and this Indenture with respect to such Securities except for those surviving obligations specified above.

                                     XIII-3

    SECTION 13.5. The Trustee or a paying agent (other than the Company) shall hold, in trust, the money, U.S. Government Obligations or Eligible Obligations deposited with it pursuant to Section 13.4 hereof. The Trustee or paying agent shall have been irrevocably instructed to apply the deposited money and the proceeds from the U.S. Government Obligations or Eligible Obligations in accordance with the terms of this Indenture and the terms of the Securities of the series to the payment of principal (and premium, if any) and interest on such Securities.


                                     XIII-4

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

    SECTION 14.1. Nothing in this Indenture, expressed or implied, is intended or shall be construed to confer upon, or to give to, any person or corporation, other than the parties hereto, their successors and assigns, and the Holders of the Securities of any series, any right, remedy or claim under or by reason of this Indenture or any provisions hereof; and the provisions of this Indenture are for the exclusive benefit of the parties hereto, their successors and assigns, any Authenticating Agent or paying agent and the Holders of the Securities of any series.

    SECTION 14.2. Unless otherwise specifically provided, the certificate or opinion of any independent firm of public accountants of recognized standing selected by the Board shall be conclusive evidence of the correctness of any computation made under the provisions of this Indenture. The Company shall furnish to the Trustee upon its request a copy of any such certificate or opinion.

    SECTION 14.3. In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture, but this Indenture shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

    If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the Trust Indenture Act of 1939, as amended, the imposed duties shall control.

    SECTION 14.4. Whenever in this Indenture the Company shall be required to do or not to do anything so long as any of the Securities of any series shall be outstanding, the Company shall, notwithstanding any such provision, not be required to comply with such provisions if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, even though in either case the Holders of any of the Securities of that series shall have failed to present and surrender them for payment pursuant to the terms of this Indenture.

    SECTION 14.5. Although this Indenture, for convenience and for the purpose of reference, is dated as of October 1, 2002, the actual date of execution by the Company and by the Trustee is as indicated by their respective acknowledgments hereto annexed.

    SECTION 14.6. Unless otherwise expressly provided, any order, notice, request, demand, certificate or statement of the Company required or permitted to be made or given under any provision hereof shall be sufficiently executed if signed by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents and by its Vice President, Finance, its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries.

    Upon any application, demand or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent), provided for in this Indenture relating to the proposed action, have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with.

    Each certificate or opinion by or on behalf of the Company with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to



                                     XIV-1

Section 3.4 of this Indenture) shall include (l)a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, upon information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement, or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     SECTION 14.7. If any Interest Payment Date or other payment date shall fall on a day other than a Business Day, then any payment or deposit by or on behalf of the Company required under the terms hereof to be made on such date may be made instead on the next succeeding Business Day with the same force and effect as if made on such date.

     SECTION 14.8. All notices to or demands upon the Trustee shall be in writing and may be served or presented, and such demands may be made, at the designated office of the Trustee, c/o The Bank of New York, 101 Barclay St., Floor 8W, New York, NY, 10286, attention: Corporate Trust Administration. Any notice to or demand upon the Company shall be deemed to have been sufficiently given or served by the Trustee or any Holder for all purposes, by being mailed by registered mail addressed to the Company, attention of the President, at 3711 Kennett Pike, Greenville, DE, 19807, or at such other address as may be filed in writing by the Company with the Trustee.


                                     XIV-2

     SECTION 14.9. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

     SECTION 14.10. The descriptive headings of the several Articles of this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     SECTION 14.11. This Indenture may be simultaneously executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 14.12. This Indenture shall be governed in accordance with the internal laws of the State of Delaware.


                                     XIV-3

     IN WITNESS WHEREOF, SEARS ROEBUCK ACCEPTANCE CORP. has caused this Indenture to be signed in its corporate name by its President, and its corporate seal to be affixed hereto and attested to by one of its Assistant Secretaries, and BNY MIDWEST TRUST COMPANY has caused this Indenture to be signed in its corporate name by one of its Assistant Vice Presidents and impressed with its corporate seal, and attested to by one of its Assistant Treasurers, all as of the day and year first above written.

                                           SEARS ROEBUCK ACCEPTANCE CO.



                                           By /s/ Keith E. Trost
                                             _________________________________




(CORPORATE SEAL)

Attest:

/s/ George F. Slook
__________________________________



                                           BNY MIDWEST TRUST COMPANY



                                           By /s/ M Callahan
                                             __________________________________




(CORPORATE SEAL)

 Attest:


/s/ L garcia
_______________________________

STATE OF DELAWARE    }
                     }   SS.:
COUNTY OF NEW CASTLE }

    I, DOLORES L. SMALLWOOD, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY THAT KEITH E. TROST, the President, and GEORGE F. SLOOK, an Assistant Secretary, of SEARS ROEBUCK ACCEPTANCE CORP., who are personally known to me to be the same persons whose names are subscribed to the foregoing Indenture as such President and Assistant Secretary, appeared before me this day in person, and acknowledged that they signed, sealed and delivered the said Indenture as their free and voluntary act, and as the free and voluntary act of said Company for the uses and purposes therein set forth, and caused the corporate seal of said Company to be thereto affixed.

    GIVEN under my hand and notarial seal, this 1st day of October, 2002.

                                                /s/ Dolores L. Smallwood
                                                _______________________________
                                                           Notary Public

                                                 My Commission Expires: 8/14/05

                                                            [SEAL]

 STATE OF ILLINOIS    }
                      }   SS.:
 COUNTY OF COOK       }





    I, K. Gibson, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Mary Callahan, an Assistant Vice President, and Linda Garcia, an Assistant Treasurer, of BNY MIDWEST TRUST COMPANY, Trustee under the foregoing Indenture, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such and appeared before me this day in person, and acknowledged that they signed, sealed and delivered the said Indenture as their free and voluntary act, and as the free and voluntary act of said corporation for the uses and purposes therein set forth, and caused the corporate seal of said corporation to be thereto affixed.

    GIVEN under my hand and notarial seal, this 1st day of October, 2002.

                                                           /s/ K. Gibson
                                                   _____________________________
                                                           Notary Public

                                                   My Commission Expires: 7/8/08

                                                               [SEAL]